WILLIAM BLAIR FUNDS

SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2010

The information below supplements and supercedes the disclosure under “William Blair Large Cap Growth Fund – MANAGEMENT – Portfolio Manager(s)” in the Summary section of the Class N and Class I Prospectuses.

Effective December 31, 2010, the portfolio managers will change for the Large Cap Growth Fund. The Large Cap Growth Fund will be managed by James S. Golan and Tracy McCormick.

Dated: May 11, 2010

WILLIAM BLAIR FUNDS

222 West Adams Street

Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.